UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, New York		10105
(Address of principal executive offices)		(Zip code)

Suzan J. Afifi First Eagle Variable Funds 1345 Avenue of the Americas New York, New York 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 632-2700

Date of fiscal year end:	December 31

Date of reporting period:	March 31, 2017

Item 1. Schedule of Investments. — The schedule of investments for the three-month period ended March 31, 2017, is filed herewith.

FIRST EAGLE

Overseas Variable Fund

Schedule of Investments • Period Ended March 31, 2017 (unaudited)

SHARES	DESCRIPTION	COST	VALUE

Common Stocks — 74.17%

International Common Stocks — 73.89%

Africa 0.07%
3,832	Randgold Resources Limited, ADR	$228,339	$334,457

Australia 0.90%
234,979	Newcrest Mining Limited	2,964,674	3,997,997

Belgium 1.06%
41,023	Groupe Bruxelles Lambert SA	3,481,953	3,724,259
7,167	Sofina SA	698,493	993,184
		4,180,446	4,717,443
Bermuda 1.85%
87,380	Jardine Matheson Holdings Limited	2,787,551	5,614,165
169,163	Hiscox Limited	2,004,673	2,318,672
7,800	Jardine Strategic Holdings Limited	225,813	327,600
		5,018,037	8,260,437
Brazil 0.53%
262,200	Cielo SA	2,326,410	2,371,073

Canada 5.29%
229,723	Potash Corporation of Saskatchewan, Inc.	7,756,658	3,923,669
301,453	Cenovus Energy, Inc.	6,509,123	3,406,419
224,212	Goldcorp, Inc.	6,522,557	3,271,253
148,543	Barrick Gold Corporation	1,678,099	2,820,832
59,216	Agnico-Eagle Mines Limited	1,765,000	2,512,288
71,080	Suncor Energy, Inc.	1,774,776	2,182,349
31,707	Franco-Nevada Corporation	1,323,287	2,077,162
64,892	Imperial Oil Limited	2,012,907	1,977,233
32,810	Canadian Natural Resources Limited	914,548	1,074,217
34,506	EnCana Corporation	464,063	404,065
		30,721,018	23,649,487
Chile 0.81%
142,474	Cia Cervecerias Unidas SA, ADR	2,997,051	3,600,318

Denmark 0.50%
58,926	ISS A/S	1,936,674	2,228,230

France 10.57%
98,935	Danone SA	6,639,527	6,729,475
145,388	Bouygues SA	4,594,947	5,917,836
95,984	Cie de Saint-Gobain	3,971,210	4,928,818

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 73.89% — (continued)

France 10.57% — (continued)
50,899	Sanofi	$3,494,177	$4,594,785
203,715	Rexel SA	2,852,540	3,698,840
154,786	Carrefour SA	3,421,817	3,649,277
28,970	Sodexo SA	756,599	3,407,297
62,507	Total SA	2,893,972	3,161,749
6,772	Robertet SA	415,421	2,528,529
14,195	Wendel SA	244,355	1,799,015
22,658	Laurent-Perrier	1,279,699	1,670,254
17,362	Société Foncière Financière et de Participations	1,421,077	1,666,960
20,306	Legrand SA	630,563	1,224,361
28,179	Neopost SA	1,983,966	1,081,908
8,737	Gaumont SA	748,399	699,047
1,233	Christian Dior SE	195,570	286,486
8,088	Sabeton SA	90,867	172,566
		35,634,706	47,217,203
Germany 3.63%
106,000	HeidelbergCement AG	5,630,768	9,923,969
12,852	Linde AG	1,728,165	2,140,211
348,617	Telefonica Deutschland Holding AG	1,581,562	1,729,356
82,344	Hamburger Hafen und Logistik AG	2,330,465	1,541,233
12,266	Fraport AG	446,445	867,952
		11,717,405	16,202,721
Greece 0.60%
169,230	Jumbo SA	934,409	2,668,300

Hong Kong 4.13%
2,332,990	Hang Lung Properties Limited	5,431,477	6,064,003
973,900	Hopewell Holdings Limited	3,219,441	3,671,784
674,014	Great Eagle Holdings Limited	2,212,095	3,169,943
254,670	Guoco Group Limited	2,977,070	2,949,276
460,909	Hysan Development Company Limited	2,068,085	2,090,593
159,924	Swire Properties Limited	447,681	512,399
		16,355,849	18,457,998
Ireland 0.46%
58,587	CRH PLC	930,355	2,062,643

Israel 0.24%
247,723	Israel Chemicals Limited	2,424,584	1,053,122

Italy 0.28%
22,265	Italmobiliare S.p.A.	1,708,080	1,238,682

Japan 22.94%
60,080	Fanuc Corporation	5,350,676	12,314,970
420,300	KDDI Corporation	4,352,365	11,031,318
232,800	Sompo Holdings, Inc.	5,550,635	8,529,518

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 73.89% — (continued)

Japan 22.94% — (continued)
112,960	Secom Company Limited	$4,509,753	$8,085,675
26,860	SMC Corporation	3,113,583	7,942,434
403,060	Mitsubishi Estate Company Limited	6,728,204	7,349,428
141,860	Hoya Corporation	3,028,338	6,824,775
16,200	Keyence Corporation	1,359,828	6,486,985
35,000	Hirose Electric Company Limited	3,261,085	4,841,462
150,400	MS&AD Insurance Group Holdings, Inc.	3,628,526	4,782,323
25,760	Shimano, Inc.	306,707	3,759,993
215,900	Astellas Pharma, Inc.	1,509,079	2,842,984
67,830	Daiichikosho Company Limited	1,374,638	2,720,389
111,400	NTT DoCoMo, Inc.	2,650,245	2,594,130
102,580	Kansai Paint Company Limited	649,462	2,177,280
38,880	As One Corporation	671,970	1,683,298
30,200	Nissin Foods Holdings Company Limited	1,044,239	1,673,709
71,348	Chofu Seisakusho Company Limited	1,028,956	1,668,183
74,100	T. Hasegawa Company Limited	1,046,029	1,407,055
12,194	SK Kaken Company Limited	310,455	1,193,879
36,794	Secom Joshinetsu Company Limited	649,265	1,133,598
50,310	Nagaileben Company Limited	416,619	1,038,917
15,100	Komatsu Limited	265,702	393,538
		52,806,359	102,475,841
Mexico 2.94%
296,192	Grupo Televisa S.A.B., ADR	5,223,201	7,683,220
186,421	Fresnillo PLC	2,084,566	3,634,302
70,574	Industrias Peñoles S.A.B. de C.V.	388,728	1,816,949
		7,696,495	13,134,471
Norway 0.65%
326,421	Orkla ASA	2,240,816	2,923,502

Russia 0.28%
278,172	Gazprom PJSC, ADR	1,839,661	1,243,429

Singapore 1.52%
705,713	Haw Par Corporation Limited	1,389,874	5,055,041
937,710	ComfortDelGro Corporation Limited	1,044,340	1,716,080
		2,434,214	6,771,121
South Korea 2.86%
48,883	KT&G Corporation	2,596,117	4,261,909
114,790	Kia Motors Corporation	5,192,782	3,803,067
10,758	Lotte Confectionery Company Limited	399,314	1,847,032
6,209	Nong Shim Company Limited	1,131,747	1,660,101
41,485	Fursys, Inc.	932,732	1,181,523
		10,252,692	12,753,632
Sweden 1.32%
124,574	Investor AB, Class ‘A’	2,284,614	5,202,256

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

SHARES	DESCRIPTION	COST	VALUE

International Common Stocks — 73.89% — (continued)

Sweden 1.32% — (continued)
16,963	Investor AB, Class ‘B’	$401,855	$714,060
		2,686,469	5,916,316
Switzerland 3.42%
107,649	Pargesa Holding SA	5,807,949	7,608,994
92,021	Nestlé SA	2,544,228	7,060,165
7,570	Cie Financiere Richemont SA	463,217	598,556
		8,815,394	15,267,715
Thailand 0.99%
655,005	Bangkok Bank PCL, NVDR	2,248,804	3,459,684
1,443,192	Thai Beverage PCL	220,117	969,797
600	Bangkok Bank PCL	2,537	3,248
		2,471,458	4,432,729
Turkey 0.21%
170,055	Yazicilar Holding AS	1,144,644	946,089

United Kingdom 5.84%
109,784	Berkeley Group Holdings PLC	1,335,189	4,411,178
65,533	British American Tobacco PLC	3,468,006	4,351,635
117,880	Liberty Global PLC, Series ‘C’ (a)	3,799,557	4,130,515
113,852	TechnipFMC PLC (a)	3,641,317	3,700,190
165,153	GlaxoSmithKline PLC	3,123,099	3,433,842
111,339	Diageo PLC	3,015,196	3,185,407
22,113	Willis Towers Watson PLC	2,360,237	2,894,371
		20,742,601	26,107,138
Total International Common Stocks		233,208,840	330,032,094

U.S. Common Stock — 0.28%

Materials 0.28%
17,723	Royal Gold, Inc.	1,079,307	1,241,496
Total Common Stock		234,288,147	331,273,590
Investment Company — 0.00*%
12,987	State Street Institutional U.S. Government Money Market Fund, Premier Class	12,987	12,987

Right — 0.01%
62,507	Total SA Rights (a)(b)(c)(d)	34,768	34,768

OUNCES

Commodity — 6.88%
24,646	Gold bullion (a)	23,673,879	30,744,082

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

PRINCIPAL	DESCRIPTION	COST	VALUE

International Bonds — 2.78%

International Government Bonds — 2.78%

Canada 0.17%
998,000 CAD	Canadian Government Bond 1.25% due 08/01/17	$763,866	$752,224

Indonesia 0.09%
5,297,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21	404,856	417,384

Mexico 0.90%
39,260,000 MXN	Mexican Bonos 4.75% due 06/14/18	2,483,381	2,053,060
12,564,600 MXN	Mexican Bonos 5.00% due 12/11/19	922,594	642,738
24,710,000 MXN	Mexican Bonos 6.50% due 06/10/21	1,463,376	1,303,256
		4,869,351	3,999,054
Poland 0.25%
4,348,000 PLN	Poland Government Bond 3.25% due 07/25/19	1,118,396	1,124,579

Singapore 1.14%
3,329,000 SGD	Singapore Government Bond 0.50% due 04/01/18	2,534,723	2,366,485
1,813,000 SGD	Singapore Government Bond 2.375% due 04/01/17	1,458,216	1,296,065
1,882,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,444,450	1,423,423
		5,437,389	5,085,973
United Kingdom 0.23%
824,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (e)	1,276,895	1,036,679
Total International Government Bonds		13,870,753	12,415,893
Total International Bonds		13,870,753	12,415,893

Commercial Paper — 16.03%

International Commercial Paper — 9.35%

Canada 1.32%
5,899,000 USD	PSP Capital, Inc. 1.00% due 06/28/17	5,884,580	5,884,737

France 2.44%
5,918,000 USD	Engie 0.90% due 06/06/17	5,908,344	5,907,085
5,000,000 USD	Électricité de France SA 1.20% due 04/06/17	4,999,166	4,999,137

Italy 2.04%
9,136,000 USD	Eni S.p.A. 1.12% due 04/03/17	9,135,432	9,135,215

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

PRINCIPAL	DESCRIPTION	COST	VALUE

International Commercial Paper — 9.35% — (continued)

Switzerland 2.23%
6,752,000 USD	Nestlé SA 0.97% due 07/19/17	$6,732,579	$6,731,988
1,078,000 USD	Roche Holdings, Inc. 0.70% due 05/02/17	1,077,359	1,077,173
1,078,000 USD	Roche Holdings, Inc. 0.70% due 05/04/17	1,077,318	1,077,117
1,078,000 USD	Roche Holdings, Inc. 0.70% due 05/08/17	1,077,236	1,077,007

United Kingdom 1.32%
5,875,000 USD	AstraZeneca PLC 1.13% due 04/05/17	5,874,262	5,874,318
Total International Commercial Paper		41,766,276	41,763,777

U.S. Commercial Paper — 6.68%
$1,078,000	Chevron Corporation 0.81% due 05/12/17	1,077,018	1,076,927
1,078,000	Chevron Corporation 0.81% due 05/16/17	1,076,922	1,076,820
8,868,000	Kroger Company 1.10% due 04/03/17	8,867,458	8,867,186
1,078,000	MetLife 0.89% due 05/08/17	1,077,025	1,076,929
17,736,000	Sysco Corporation 1.13% due 04/03/17	17,734,887	17,734,371
Total U.S. Commercial Paper		29,833,310	29,832,233
Total Commercial Paper		71,599,586	71,596,010
Total Investments — 99.87%		$343,480,120	446,077,330
Other Assets in Excess of Liabilities — 0.13%			602,710
Net Assets — 100.00%			$446,680,040

*      Less than 0.01%

(a)   Non-income producing security/commodity.

(b)         Represents a security that is subject to legal or contractual restrictions on resale. At March 31, 2017, the value of this security amounted to $34,768 or 0.01% of net assets.

(c)          Security was issued pursuant to a corporate action as a placeholder to track a dividend reinvestment option, which was elected by the Fund prior to March 31, 2017.

(d)         Security is valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $34,768 or 0.01% of net assets.

(e)          Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

At March 31, 2017, cost is substantially identical for both book and federal income tax purposes. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$120,207,152
Gross unrealized depreciation	(17,609,942)
Net unrealized appreciation	$102,597,210

Abbreviations used in this schedule include:

ADR	—	American Depositary Receipt
AG	—	Aktien Gesellschaft
A/S	—	Aktieselskab
AS	—	Anonim Sirket

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

ASA	—	Norwegian Public Limited Company
C.V.	—	Capital Variable
NVDR	—	Non-Voting Depository Receipt
PCL	—	Public Company Limited
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
SA	—	Société Anonyme
S.A.B.	—	Sociedad Anónima Bursátil
SE	—	Societas Europaea
S.p.A.	—	Società per Azioni

Currencies

CAD	—	Canadian Dollar
GBP	—	British Pound
IDR	—	Indonesian Rupiah
MXN	—	Mexican Peso
PLN	—	Polish Zloty
SGD	—	Singapore Dollar
USD	—	United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Total SA Rights	03/20/17	$34,768	$0.56

Foreign Currency Exchange Contracts - Sales

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT MARCH 31, 2017	UNREALIZED APPRECIATION AT MARCH 31, 2017	UNREALIZED DEPRECIATION AT MARCH 31, 2017
04/19/17	1,901,000	Euro	$2,084,618	$2,029,335	$55,283	$—
05/17/17	1,045,000	Euro	1,116,708	1,116,985	—	(277)
06/21/17	1,391,000	Euro	1,475,872	1,489,394	—	(13,522)
07/19/17	1,093,000	Euro	1,175,500	1,172,035	3,465	—
08/16/17	1,253,000	Euro	1,334,420	1,345,563	—	(11,143)
04/19/17	103,000	British Pound	129,264	129,093	171	—
05/17/17	541,000	British Pound	658,386	678,493	—	(20,107)
04/19/17	403,050,000	Japanese Yen	3,806,920	3,622,197	184,723	—
05/17/17	573,145,000	Japanese Yen	5,120,155	5,156,166	—	(36,011)
07/19/17	415,950,000	Japanese Yen	3,706,707	3,752,525	—	(45,818)
			$20,608,550	$20,491,786	$243,642	$(126,878)

Foreign Currency Exchange Contracts - Purchases

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT MARCH 31, 2017	UNREALIZED APPRECIATION AT MARCH 31, 2017	UNREALIZED DEPRECIATION AT MARCH 31, 2017
04/19/17	234,340,000	Japanese Yen	$2,097,096	$2,106,006	$8,910	$—

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS

PERCENT OF NET ASSETS

International Common Stocks
Consumer Discretionary	8.02%
Consumer Staples	9.79
Energy	3.84
Financials	14.07
Health Care	5.71
Industrials	15.22
Information Technology	3.30
Materials	10.50
Telecommunication Services	3.44
Total International Common Stocks	73.89
U.S. Common Stock
Materials	0.28
Total U.S. Common Stock	0.28
Investment Company	0.00 *
Right	0.01
Commodity	6.88
International Government Bonds
Government Issues	2.78
Total International Government Bonds	2.78
Commercial Paper
International Commercial Paper	9.35
U.S. Commercial Paper	6.68
Total Commercial Paper	16.03
Total Investments	99.87%

*    Less than 0.01%

See Notes to Schedule of Investments.

FIRST EAGLE VARIABLE FUNDS • QUARTERLY NQ REPORT • March 31, 2017

FIRST EAGLE OVERSEAS VARIABLE FUND

NOTES TO SCHEDULE OF INVESTMENTS (unaudited)

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non—U.S. companies.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. Private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings.

The following is a summary of significant accounting policies adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

All bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures approved by the Board of Trustees (“Board”). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund’s holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the “Committee”) to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Fund to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of March 31, 2017:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL
Assets:†
International Common Stocks	$330,032,094	$—	$—		$330,032,094
U.S. Common Stock	1,241,496	—	—		1,241,496
Investment Company	12,987	—	—		12,987
Right	—	—	34,768		34,768
Commodity*	30,744,082	—	—		30,744,082
International Government Bonds	—	11,663,669	752,224	(a)	12,415,893
International Commercial Paper	—	41,763,777	—		41,763,777
U.S. Commercial Paper	—	29,832,233	—		29,832,233
Foreign Currency Contracts**	—	252,552	—		252,552
Total	$362,030,659	$83,512,231	$786,992		$446,329,882

Liabilities:
Foreign Currency Contracts**	$—	$126,878	$—		$126,878
Total	$—	$126,878	$—		$126,878

(a)

This investment is valued by brokers and pricing services. The inputs for this investment are not readily available or cannot be reasonably estimated and are generally those inputs described in the Notes to Schedule of Investments.

†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

For the three-month period ended March 31, 2017, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Fair Value Level 3 activity for the period ended March 31, 2017 was as follows:

	INTERNATIONAL
	GOVERNMENT		TOTAL
	BOND	RIGHT	VALUE
Beginning Balance - market value	$746,138	$35,037	$781,175
Purchases	—	34,768	34,768
Sales	—	—	—
Transfer In - Level 3	—	—	—
Transfer Out - Level 3	—	—	—
Accrued Amortization	(1,523)	—	(1,523)
Corporate Actions	—	(35,037)	(35,037)
Realized Gains (Losses)	—	—	—
Change in Unrealized Appreciation (Depreciation)	7,609	—	7,609
Ending Balance - market value	$752,224	$34,768	$786,992
Change in unrealized gains or (losses) relating to assets still held at reporting date	$7,609	$—	$7,609

Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchanged contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the period ended March 31, 2017, the average monthly principal amount outstanding for forward currency contracts totaled $26,017,926.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

At March 31, 2017, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) DERIVATIVE RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE	LIABILITY DERIVATIVE FAIR VALUE	REALIZED GAIN	CHANGE IN APPRECIATION (DEPRECIATION)
Foreign currency	$252,552	$126,878	$1,670,529	$(2,398,980)

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of March 31, 2017:

COUNTERPARTY	GROSS AMOUNTS OF ASSETS	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL RECEIVED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$3,465	$(3,465)	$—	$0
JPMorgan Chase Bank N.A.	249,087	—	—	249,087
	$252,552	$(3,465)	$—	$249,087

COUNTERPARTY	GROSS AMOUNTS OF LIABILITIES	DERIVATIVES AVAILABLE FOR OFFSET	COLLATERAL PLEDGED	NET AMOUNT (NOT LESS THAN $0)
BNY Mellon	$45,818	$(3,465)	$—	$42,353
Goldman Sachs Capital Markets LP	11,143	—	—	11,143
HSBC Bank USA	13,522	—	—	13,522
UBS AG	56,395	—	—	56,395
	$126,878	$(3,465)	$—	$123,413

Item 2. Controls and Procedures.

a)     The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

(a) Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act (17 CFR 270.30a-2(a))are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

First Eagle Variable Funds
By	/s/ John P. Arnhold
John P. Arnhold, President

Date: May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer		Date: May 25, 2017

/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer		Date: May 25, 2017